SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 of 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	Commission file number
October 16, 2003	0-19858

USA TRUCK, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	71-0556971
(STATE OR OTHER JURISDICTION OF	(I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)	IDENTIFICATION NO.)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code:
(479) 471-2500

Item 7. Financial Statements and Exhibits
Item 12. Regulation FD Disclosure
SIGNATURES
EX-99.1 News Release

Item 7. Financial Statements and Exhibits

     (c) Exhibits

99.1 News release issued by the registrant on October 17, 2003.

Item 12. Results of Operations and Financial Condition

     On October 16, 2003, the registrant issued a news release announcing its revenues and earnings for the third quarter of 2003. A copy of the news release is furnished as an exhibit to this Form 8-K.

SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USA Truck, Inc. (Registrant)

Date:	October 17, 2003	/s/ ROBERT M. POWELL Robert M. Powell Chairman and Chief Executive Officer

Date:	October 17, 2003	/s/ JERRY D. ORLER Jerry D. Orler President

Date:	October 17, 2003	/s/ CLIFTON R. BECKHAM Clifton R. Beckham Vice President - Finance, Chief Financial Officer and Secretary